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                                            File No. 33-23512, 811-5629
                                            Filed under Rule 497(c)



  THE GCG TRUST

                        PROSPECTUS SUPPLEMENT
                            JUNE 30, 1999
                               TO THE
           PROSPECTUS DATED MAY 1, 1999 FOR THE GCG TRUST

     The Board of Trustees at a meeting held June 15, 1999 approved changing the name of the Growth & Income Series of The GCG Trust to the Capital Growth Series, effective July 1, 1999.

     Additionally, Alden Stewart has assumed responsibility for the day-to-day investment decisions of the Growth & Income Series of The GCG Trust. Mr. Stewart holds the title of Executive Vice President and Portfolio Manager. In this capacity he oversees a staff of portfolio managers. Mr. Stewart began his career at Alliance Capital Management, L.P. ("Alliance") in 1971 and has managed several individual portfolios for Alliance during his 28 years of service.


This  supplement should be retained with your Prospectus  for  The
GCG Trust.


G3059 Supp1                                             6/99

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